                                                                     EXHIBIT 4.2


                   11 3/4% SENIOR SUBORDINATED NOTES DUE 2007

                         REGISTRATION RIGHTS AGREEMENT

                              Dated July 10, 1997

                                  by and among


                      PRICE COMMUNICATIONS WIRELESS, INC.,
                                as the Company,

                                      and

                          DONALDSON, LUFKIN & JENRETTE
                            SECURITIES CORPORATION,

                     WASSERSTEIN PERELLA SECURITIES, INC.,

                        NATWEST CAPITAL MARKETS LIMITED,

                             LEHMAN BROTHERS, INC.,
                                      and
                            PAINEWEBBER INCORPORATED

                                 as Purchasers

     This Registration Rights Agreement is made and entered into this July 10, 1997, by and between Price Communications Wireless, Inc., a Delaware corporation (the "Company"), and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), on behalf of itself and Wasserstein Perella Securities, Inc. ("Wasserstein"), NatWest Capital Markets Limited ("NatWest"), Lehman Brothers ("Lehman"), and PaineWebber Incorporated (together with DLJ, Wasserstein, NatWest, and Lehman, the "Purchasers").

     This Agreement is made pursuant to the Purchase Agreement, dated July 3, 1997, among the Company, Price Communications Corporation and the Purchasers (the "Purchase Agreement"), relating to the Notes. In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to the Purchasers and their respective direct and indirect transferees. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

     The parties hereby agree as follows:

1.  Definitions
    -----------

     As used in this Agreement, the following terms shall have the following meanings:

     Advice:  As defined in the last paragraph of Section 5 hereof.
     ------

     Affiliate of any specified person shall mean any other person directly or
     ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement:  This Registration Rights Agreement, as the same may be amended,
     ---------
supplemented or modified from time to time in accordance with the terms hereof.

     Business Day:  Any day except Saturday, Sunday and any day which shall be a
     ------------
legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

     Company:  Price Communications Wireless, Inc., a Delaware corporation, and
     -------
any successor corporation thereto.

     Consummate or consummate:  When used to qualify the term "Exchange Offer"
     ------------------------
shall mean validly and lawfully to issue and deliver the Exchange Notes pursuant to the Exchange Offer for all Transfer Restricted Securities validly tendered and not validly withdrawn pursuant thereto in accordance with the terms of this Agreement.

     Consummation Date:  The date that is 30 days immediately following the date
     -----------------
that a Registration Statement relative to an Exchange Offer, commenced pursuant to this Agreement, shall have been declared effective by the SEC.

     Effective Date:  The date that is 150 days immediately following the date
     --------------
of this Agreement.

     Effectiveness Period:  As defined in Section 3 hereof.
     --------------------

     Event Date:  As defined in Section 4(a) hereof.
     ----------

     Exchange Act:  The Securities Exchange Act of 1934, as amended, and the
     ------------
rules and regulations promulgated by the SEC pursuant thereto.

     Exchange Date:  As defined in Section 2(d) hereof.
     -------------

     Exchange Notes:  The 11 3/4% Senior Subordinated Notes due 2007 of the
     --------------
Company that are identical to the Notes in all material respects, except that the provisions regarding restrictions on transfer shall be modified, as appropriate, and the issuance thereof pursuant.

to the Exchange Offer shall have been registered pursuant to an effective Registration Statement in compliance with the Securities Act.

     Exchange Offer:  An offer to issue, in exchange for any and all of the
     --------------
Transfer Restricted Securities, a like aggregate principal amount of Exchange Notes, which offer shall be made by the Company pursuant to Section 2 hereof.

     Holder:  Each registered holder of any Transfer Restricted Securities.
     ------

     Indemnified Person:  As defined in Section 7(a) hereof.
     ------------------

     Indenture:  The Indenture, dated the date hereof, between the Company and
     ---------
the Trustee thereunder, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

     Liquidated Damages:  As defined in Section 4(a) hereof.
     ------------------

     Notes:  The $175,000,000 aggregate principal amount of 11 3/4% Senior
     -----
Subordinated Notes due 2007 of the Company being issued pursuant to the Indenture.

     Participating Broker-Dealer:  As defined in Section 2(d) hereof.
     ---------------------------

     Paying Agent:  As defined in the Indenture.
     ------------

     Proceeding:  An action, claim, suit or proceeding (including, without
     ----------
limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     Prospectus:  The prospectus included in any Registration Statement
     ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Transfer.

Restricted Securities or the Exchange Notes covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by refer ence or deemed to be incorporated by reference, if any, in such prospectus.

     Purchasers:  As defined in the preamble hereof.
     ----------

     Registration Statement:  Any registration statement of the Company that
     ----------------------
covers any of the Notes or the Exchange Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

     Rule 144:  Rule 144 promulgated by the SEC pursuant to the Securities Act,
     --------
as such Rule may be amended from time to time, or any similar rule or regula tion hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

     Rule 144A:  Rule 144A promulgated by the SEC pursuant to the Securities
     ---------
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

     Rule 158:  Rule 158 promulgated by the SEC pursuant to the Securities Act,
     --------
as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

     Rule 174:  Rule 174 promulgated by the SEC pursuant to the Securities Act,
     --------
as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

     Rule 415:  Rule 415 promulgated by the SEC pursuant to the Securities Act,
     --------
as such Rule may be amended from time to time, or any similar rule or regula-tion hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

     Rule 424:  Rule 424 promulgated by the SEC pursuant to the Securities Act,
     --------
as such Rule may be amended form time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

     SEC:  The Securities and Exchange Commission.
     ---

     Securities Act:  The Securities Act of 1933, as amended, and the rules and
     --------------
regulations promulgated by the SEC thereunder.

     Shelf Registration:  As defined in Section 3 hereof.
     ------------------

     Special Counsel:  Any special counsel to the Holders of Transfer Restricted
     ---------------
Securities, for which Holders of Transfer Restricted Securities will be reimbursed pursuant to Section 6.

     TIA:  The Trust Indenture Act of 1939, as amended.
     ---

     Transfer Restricted Securities:  The Notes, upon original issuance thereof,
     ------------------------------
and at all times subsequent thereto, until, in the case of any such Note, (i) the date on which such Note has been exchanged for an Exchange Note pursuant to the Exchange Offer, (ii) the date on which such Note has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it, (iii) the date on which such Note is distributed to the public pursuant to Rule 144 (or any similar provisions then in effect) or is saleable pursuant to Rule 144(k) promulgated by the SEC pursuant to the Securities Act or (iv) the date on which such Note ceases to be outstanding.

     Trustee:  Bank of Montreal Trust Company, the trustee under the Indenture.
     -------

     Underwritten registration or underwritten offering:  A registration in
     --------------------------------------------------
connection with which secu rities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

2.   Exchange Offer
     --------------

          (a) To the extent not prohibited by applicable law or interpretation of the Staff of the SEC, the Company shall use its reasonable best efforts to file with the SEC a Registration Statement relating to the Exchange Offer and have declared effective by the SEC such Registration Statement no later than on or prior to the Effective Date. The offer and sale of the Exchange Notes pursuant to the Exchange Offer shall be registered pursuant to the Securities Act on the appropriate form and duly registered or qualified under all applicable state securities or Blue Sky laws and will comply with all applicable tender offer rules and regulations of the Exchange Act and state securities or Blue Sky laws. The Exchange Offer shall not be subject to any condition, other than that the Exchange Offer does not violate any applicable law or interpretation of the Staff of the SEC. No securities shall be included in the Registration Statement covering the Exchange Offer other than the Notes and the Exchange Notes.

          (b) The Company may require each Holder of Transfer Restricted Securities as a condition to its participation in the Exchange Offer to represent to the Company and its counsel in writing (which may be contained in the applicable letter of transmittal) that at the time of the consummation of the Exchange Offer (i) any Exchange Notes received by such holder will be acquired in the ordinary course of its business, (ii) such holder will have no arrangement or understanding with any person to participate in the distribution of the Notes or the Exchange Notes within the meaning of the Securities Act,
(iii) if the holder is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Notes, neither the holder nor any such other person is engaged in or intends to participate in a distribution of the Exchange Notes and (iv) that such holder is not an Affiliate of the Company. If the Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes, it will represent that the Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledge that it will deliver a prospectus meeting the requirements of the Act in connection with any resale of such Exchange Notes. It is understood that by acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Act in connection with any resale of such Exchange Notes, the Holder is not admitting that it is an "underwriter" within the meaning of the Act.

          (c) Unless the Exchange Offer would not be permitted by any applicable law or interpretation of the Staff of the SEC, the Company shall commence the Exchange Offer (within the time periods set forth herein) by mailing the related Exchange Offer Prospectus and appropriate accompanying documents to each Holder of Transfer Restricted Securities providing, in addition to such other disclosures as are required by applicable law:

          (i) that the Exchange Offer is being made pursuant to this Agreement and that all Notes validly tendered will be accepted for exchange;

          (ii) the dates of acceptance for exchange (the "Exchange Date"), which date shall in no event be later than the Consummation Date;

          (iii) that Holders of Transfer Restricted Securities electing to have a Note exchanged pursuant to the Exchange Offer will be required to sur render such Note or $1,000 integral multiple portion thereof, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the Exchange Date; and

          (iv) that Holders of Transfer Restricted Securities that do not tender all such securities pursuant to the Exchange Offer will no longer have any registration rights hereunder with respect to securities not tendered.

          Promptly after the Exchange Date, the Company shall:

          (i) accept for exchange all Notes or portions thereof validly tendered and not validly withdrawn pursuant to the Exchange Offer; and

          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Notes or portions thereof so accepted for exchange by the Company, and issue, or cause the Trustee under the Indenture to authenticate and mail to each holder, an Exchange Note equal in principal amount to the principal amount of the Notes surrendered by such holder.

          (d) The Company and each Purchaser acknowledges that the Staff of the SEC has taken the position that any broker-dealer that owns Exchange Notes that were received by such broker-dealer for its own account in the Exchange Offer (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (other than a resale of an unsold allotment resulting from the original placement of the Notes).

          The Company and each Purchaser also acknowledges that it is the SEC Staff's position that if the Prospectus contained in the Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

          In light of the above, notwithstanding the other provisions of this Agreement, the Company agrees that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer to the extent, and with such reasonable modifications thereto as may be reasonably requested by any Participating Broker-Dealer or the Company, in each case as provid ed in clause (ii) below, as appropriate to expedite or facilitate the disposition of any Exchange Notes by

Participating Broker-Dealers consistent with the positions of the Staff recited in this Section 2(d); provided that:
                      -------- ----

          (i) the Company shall not be required to amend or supplement the Prospectus contained in the Registration Statement, as would otherwise be contemplated by this Agreement, for a period exceeding 90 days after the Consummation Date (as such period may be extended pursuant to the terms of this Agreement relating to a Shelf Registration) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 2(d); and

          (ii) the application of the Shelf Registration procedures set forth in this Section 2(d) of this Agreement to an Exchange Offer, to the extent not otherwise required by the positions of the Staff of the SEC or the Securities Act, will be in conformity with the reasonable request to the Company by anyone who certifies to the Company in writing in a reasonably timely manner that they anticipate that they will be a Participating Broker-Dealer; and provided, further, that in connection with such
                        -------- --------
     application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer, the Company shall be obliged (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be DLJ unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers and (z) to cause to be delivered, if requested, customary "cold comfort" letters with respect to the Prospectus in the form existing on the Exchange Date and with respect to any subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

          (e) The Purchasers shall have no liability to any person with respect to any request made pursuant to Section 2(d).

3.   Shelf Registration
     ------------------

          (a) If the Company determines not to effect the Exchange Offer as contemplated by Section 2 hereof or if, prior to the 90th day after the date of this Agreement, any Holder of Transfer Restricted Securities shall notify the Company in writing that, based on the advice of counsel, it is not eligible to participate in the Exchange Offer (other than because it has an understanding or arrangement with any person to participate in a distribution of the Exchange Notes) and such Holder has not received a written opinion from counsel to the Company, reasonably acceptable to such Holder, to the effect that such Holder is legally permitted to participate in the Exchange Offer, the Company shall cause to be filed with the SEC pursuant to Rule 415 a shelf registration statement, which may be an amendment to a registration statement filed in connection with the Exchange Offer, relating to all such Transfer Restricted Securities the Holders of which have provided the information required pursuant to Section 3(b) hereof, and shall use its best efforts to have such Registration Statement declared effective by the SEC on or prior to the Effective Date. In such circumstances, the Company shall use its reasonable best efforts to keep the Shelf Registration continuously effective under the Securities Act, until
(A) 36 months following the date on which the Shelf Registration was initially declared effective (subject to extension pursuant to the last paragraph of
Section 5 hereof) or (B) if sooner, the date immediately following the date that all Transfer Restricted Securities covered by the Shelf Registration have been sold pursuant thereto (the "Effectiveness Period"); provided that the
                                                    --------
Effectiveness Period shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 and as otherwise provided here in.

          (b) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. No Holder of Transfer

Restricted Securities shall be entitled to liquidated damages pursuant to
Section 4 hereof unless and until such Holder shall have provided all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

4.   Liquidated Damages
     ------------------

          (a) The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if the Company fails to fulfill its obligations pursuant to Section 2 or Section 3, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement referred to in either Section 2 or Section 3 has not been declared effective by the SEC on or prior to the Effective Date or
(ii) either (A) the Exchange Offer has not been consummated on or prior to the later of the Consummation Date or 180 days immediately following the date of this Agreement, or (B) at any time prior to the end of the Effectiveness Period the Shelf Registration shall have ceased to be continuously effective without being succeeded within 30 days by an additional Shelf Registration having been filed with and declared effective by the SEC (each such event referred to in clauses (i) and (ii), an "Event Date"), then the Company agrees to pay, as liquidated damages, and not as a penalty, to each Holder of a Transfer Restricted Security, an additional amount (the "Liquidated Damages") equal to
(a) during the first 90-day period beginning on, and including, the Event Date, $0.05 per calendar week (or partial calendar week), per $1,000 principal amount of Transfer Restricted Secu rities held by such Holder and (b) during each subsequent 90-day period immediately following the final day of the prior 90-day period, an additional $0.05 per calendar week (or partial calendar week) per $1,000 principal amount of Transfer Restricted Securities held by such Holder, up to a maximum amount of Liquidated Damages of $0.25 per calendar week (or partial calendar week) per $1,000 principal amount of Transfer Restricted Securi ties, and, in all cases, ending on, but excluding, (x) in the case of clause (i) above, the date on which the Registration Statement is declared effective, (y) in the case of clause (ii)(A) above, the date on which the Exchange Offer is consummated and (z) in the case of clause (ii)(B) above, the date the Shelf Registration again becomes effective under the Securities Act.

          (b) The Company shall notify the Trustee and Paying Agent under the Indenture immediately upon the happening of each and every Event Date. The Company shall pay the Liquidated Damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which shall not be the Company for these purposes), in trust, for the benefit of the holders thereof, at least one Business Day prior to the next interest payment date specified by the Indenture, sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable on each interest payment date specified by the Indenture to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the applicable Event Date.

          (c) The parties hereto agree that the Liquidated Damages provided for in this Section 4 constitute a reasonable estimate of the damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of the Exchange Offer to be consummated or the Shelf Registration to remain effective, as the case may be, in accordance with this Agreement.

5.   Registration Procedures
     -----------------------

          In connection with the Company's registration obligations hereunder, the Company shall effect such registrations on the appropriate form available for the sale of the Transfer Restricted Securities or Exchange Notes, as applicable, to (i) permit the sale of Exchange Notes and (ii) in the case of a Shelf Registration, permit the sale of Transfer Restricted Securities in accordance with the method or methods of disposition thereof specified by the Holders of a majority in aggregate principal amount of Transfer Restricted Securities, and pursuant thereto the Company shall as expeditiously as possible:

          (a) In the case of a Shelf Registration, no fewer than five Business Days prior to the initial filing of a Registration Statement or Prospectus and no fewer than two Business Days prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Holders of the Transfer Restricted Securities, their Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such underwriters, if any, and cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided,
                                                                   --------
however, that the Company shall not be deemed to have kept a Registration
-------
Statement effective during the applicable period if it voluntarily takes or fails to take any action that results in selling Holders of the Transfer Restricted Securities covered thereby not being able to sell such Transfer Restricted Securities pursuant to Federal securities laws during that period (and the time period during which such Registration Statement is required to remain effective hereunder shall be extended by the number of days during which such selling Holders of Transfer Restricted Securities are not able to sell Transfer Restricted Securities). The Company shall not file any such Shelf Registration Statement or related Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Transfer Restricted Securities, their Special Counsel, or the managing underwriters, if any, shall reasonably object on a timely basis;

          (b) Prepare and file with the SEC such amend ments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

          (c) Notify the Holders of Transfer Restricted Securities to be sold or, in the case of an Exchange Offer, tendered for, their Special Counsel and the managing underwriters, if any, promptly (and in the case of an event specified by clause (i)(A) of this paragraph in no event fewer than two Business Days prior to such filing), and (if requested by any such Person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and, (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) in the case of a Shelf Registration, of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) if at any time any of the representations and warranties of either the Company contained in any agreement (including any underwriting agreement) contemplated hereby cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Transfer Restricted Securities or Exchange Notes for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) in the case of a Shelf Registration, of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or neces sary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any order enjoining or suspending the use or effective ness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities or Exchange Notes for sale in any jurisdiction, at the earliest practicable moment;

          (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold in connection with such offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders agree should be included therein, and
(ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be
                          --------  --------
required to take any action pursuant to this Section 5(e) that would, in the opinion of counsel for the Company, violate applicable law;

          (f) Furnish to each Holder of Transfer Restricted Securities and Exchange Notes, their Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by each Holder (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

          (g) Deliver to each Holder of Transfer Restricted Securities and Exchange Notes, their Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities and the underwriters, if any, in connection with the offering and sale of the Transfer Restricted Securities covered by such Prospectus and any amendment or supplement thereto;

          (h) Prior to any public offering of Transfer Restricted Securities and prior to the consummation of the Exchange Offer, use its reasonable best efforts to register or qualify or cooperate with the Holders of Transfer Restricted Securities to be sold or tendered for, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualifica tion) of such Transfer Restricted Securities or Exchange Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter reasonably requests in writing; keep each such registration or qualification (or exemp tion therefrom) effective during the period such Regis tration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities or Exchange Notes covered by the applicable Registration Statement; provided, however, that the Company shall not be
                        --------  -------
required to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action that would subject them to general service of process in any such jurisdiction where they are not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

          (i) In connection with any sale or transfer of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities or Exchange Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Transfer Restricted Securities or Exchange Notes to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request at least two Business Days prior to any sale of Transfer Restricted Securities or Exchange Notes;

          (j) Use its reasonable best efforts to cause the offering of the Transfer Restricted Securities and Exchange Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Transfer Restricted Securities and Exchange Notes; provided, however, that the Company shall not be required to register the
--------  -------
Transfer Restricted Securities and Exchange Notes in any jurisdiction that would subject them to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject or to require the Company to qualify to do business in any jurisdiction where it is not then so qualified;

          (k) Upon the occurrence of any event contemplated by Paragraph 5(c)(vi), as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (l) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities or Exchange Notes, as applicable, to provide a CUSIP number for the Transfer Restricted Securities and Exchange Notes, as applicable;

          (m) If a Shelf Registration is filed pursuant to Section 3, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold) in order to expedite or facilitate the disposition of such Transfer Restricted Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Transfer Restricted Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Special Counsel to the Holders of the Transfer Restricted Securities being sold), addressed to each selling Holder of Transfer Restricted Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other mat ters as may be reasonably requested by such Special Counsel and underwriters; (iii) use its best efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business which may hereafter be acquired by the Company for which financial statements and financial data are required to be included in the Registration Statement), addressed (where reasonably possible) to each selling Holder of Transfer Restricted Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling holders and the underwriters, if any, than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement and the managing underwriters); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold, their Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause 5(m)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

          (n) In the case of a Shelf Registration, make available for inspection by a representative of the Holders of Transfer Restricted Securities being sold, any underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any attorney, consultant or accountant retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (including with respect to business and assets acquired or to be acquired to the extent that such information is available to the Company, and cause the officers, directors, agents and employees of the Company and its subsidiaries (including with respect to business and assets acquired or to be acquired to the extent that such information is available to the Company) to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Shelf Registration, provided,
                                                                     --------
however, that such Persons shall first agree in writing with the Company that
-------
any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regula tory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal Securities Laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person or (iv) such information becomes available to such Person from a source other than the Company and such source is not bound by a confidentiality agreement;

          (o) Provide an indenture trustee for the Transfer Restricted Securities and the Exchange Notes, as the case may be, and cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Transfer Restricted Securities or the Exchange Notes, as applicable; and in connection therewith, cooperate with the trustee under the Indenture and the Holders of the Transfer Restricted Securities and the Exchange Notes, to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable efforts to cause such trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (p) Comply with all applicable rules and regulations of the SEC and make generally available to their securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158; and

          (q) If an Exchange Offer is to be consummated, upon delivery of the Transfer Restricted Securities by such Holders to the Company in exchange for the Exchange

Notes, the Company shall mark, or caused to be marked, on such Transfer Restricted Securities that such Transfer Restricted Securities are being cancelled in exchange for the Exchange Notes; in no event shall such Transfer Restricted Securities be marked as paid or otherwise satisfied.

          The Company may require each seller of Transfer Restricted Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Transfer Restricted Securities as is required by law to be disclosed in the applicable Registration Statement and the Company may exclude from such registration the Transfer Restricted Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          If any such Registration Statement refers to any holder by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          In the case of a Shelf Registration pursuant to Section 3 hereof, each Holder of Transfer Restricted Securities agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(v) or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) here of, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company shall give any such notice, the Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

6.   Registration Expenses
     ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by them whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws (including, without limitation and in addition to that provided for in (b) below, fees and disbursements of counsel for the underwriters or Holders in connection with Blue Sky qualifications of the Transfer Restricted Securities or Exchange Notes and determination of the eligibility of the Transfer Restricted Securities or Exchange Notes for investment under the laws of such jurisdictions as the managing underwriters, if any, or Holders of a majority in aggregate principal amount of Transfer Restricted Securities may designate), (ii) printing expenses (in cluding, without limitation, expenses of printing certificates for Transfer Restricted Securities or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing under-writers, if any, or by the Holders of a majority in principal amount of the Transfer Restricted Securities included in or tendered for in connection with any Registration Statement), (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders (plus any local counsel, deemed appropriate by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities), in accordance with the provisions of Section 6(b) hereof, (v) fees and disbursements of all independent certified public accountants referred to in
Section 5(m)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance),
(vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange. Notwith standing the foregoing or anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and commissions of any underwriters with respect to any Notes or Exchange Notes sold by it.

          (b) In connection with any Registration hereunder, the Company shall reimburse the Holders of the Transfer Restricted Securities being registered or tendered for in such registration for the reasonable fees and disbursements of not more than one firm of attorneys representing the selling Holders (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities.

7.   Indemnification
     ---------------

          (a) The Company agrees to indemnify and hold harmless (i) each of the Purchasers, each Holder of Transfer Restricted Securities, each holder of Exchange Notes, each Participating Broker-Dealer and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any of the foregoing (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and
(iii) the respective officers, directors, partners, employees, representatives and agents of the Purchasers, each Holder of Transfer Restricted Securities, each holder of Exchange Notes, each Participating Broker-Dealer or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person"), from and against any and
                                  ------------------
all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Indemnified Person furnished in writing to the Company by or on behalf of such Indemnified Person expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus
--------
shall not inure to the benefit of any Indemnified Person from whom the person asserting such losses, claims, damages, liabilities and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus shall not have been furnished to such person in a timely manner due to the wrongful action or wrongful inaction of such Indemnified Person.

          (b) In case any action shall be brought against any Indemnified Person, based upon any Registration Statement or any such Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Company and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) In connection with any Registration State ment in which a Holder of Transfer Restricted Securities is participating, such Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the

Exchange Act, to the same extent as the foregoing indemnity from the Company to each Indemnified Person but only with reference to information relating to such Idemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in such Registration Statement. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on such Registration Statement and in respect of which indemnity may be sought against any Indemnified Person, the Indemnified Person shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Indemnified Person shall not be required to do so, but may employ separate counsel there in and participate in defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnified Person), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Indemnified Person, by Section 7(b) hereof.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Indemnified Person on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each such Indemnified Person in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and each such Indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or such Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Indemnified Person were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Indemnified Person shall be required to contribute any amount in excess of the amount by which the total net profit received by it in connection with the sale of the Notes pursuant to this Agreement exceeds the amount of any damages which such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Indemnified Persons' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective amount of Notes included in any such Registration Statement by each Indemnified Person and not joint.

8.   Rules 144 and 144A
     ------------------

          The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder of Trans fer Restricted Securities, make available other information as required by, and so long as necessary to permit, sales of its Transfer Restricted Securities pursuant to Rule 144A. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

 9.  Underwritten Registrations
     --------------------------

          If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which will not be unreasonably withheld or delayed).

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.  Miscellaneous
     -------------

          (a) Remedies.  In the event of a breach by the Company, or by a Holder
              --------
of Transfer Restricted Securities, of any of their obligations under this Agreement, each Holder of Transfer Restricted Securities or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Subject to Section 4 hereof, the Company and each Holder of Transfer Restricted Securities agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements.  The Company will not enter into any
              --------------------------
agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to any of its debt securities to any person except for agreements with holders of registration rights granted prior to the date hereof (from whom all necessary consents or waivers have been obtained). Without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, the Company shall not grant to any person the right to request it to register any of its debt securities under the Securities Act unless the rights so grant ed are subject in all respects to the prior rights of the Holders of Transfer Restricted Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

          (c) No Piggyback on Registrations.  The Company shall not grant to
              -----------------------------
any of its securityholders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any securities of either of them in any Shelf Registration or Exchange Offer other than Transfer Restricted Securities.

          (d) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless they have obtained the written consent of the Holders of a majority of the then outstanding aggregate principal amount of Transfer Restricted Securities; provided, however, that, for the purposes of this
                       --------  -------
Agreement, Transfer Restricted Securities that are owned, directly or indirectly, by either of them or an Affiliate of either of them are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Securities may be given by Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence
                        --------  -------
may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (e) Notices.  All notices and other communications provided for
              -------
herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or facsimile:

               (i)   if to the Company, as provided in the Purchase Agreement,

               (ii) if to the Purchasers, as provided in the Purchase Agreement, or

               (iii) if to any other person who is then the registered Holder of any Transfer Restricted Securities, to the address of such Holder as it appears in the Note register of the Company.

          Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being timely delivered to a next-day air courier; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

          (f) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder of Transfer Restricted Securities. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder of any Transfer Restricted Securities. Notwithstanding the foregoing, no transferee shall have any of the rights granted under this Agreement until such transferee shall acknowledge its rights and obligations hereunder by a signed written statement of such transferee's acceptance of such rights and obligations.

          (g) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

          (h) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
              ---------------------------------------------------------------

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

          (i) Severability.  The remedies provided herein are cumulative and not
              ------------
exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

          (k) Attorneys' Fees.  In any action or pro ceeding brought to enforce
              ---------------
any provision of this Agreement,
or where any provision hereof or thereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.


PRICE COMMUNICATIONS WIRELESS INC.,


By: /s/
    ___________________________
    Name:
    Title:


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION, on behalf of
  and as Representative of the Purchasers


By:
    ___________________________
    Name:
    Title:

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.


PRICE COMMUNICATIONS WIRELESS INC.,


By:
    ___________________________
    Name:
    Title:


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION, on behalf of
  and as Representative of the Purchasers


By: /s/
    ___________________________
    Name:
    Title:

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.


PRICE COMMUNICATIONS WIRELESS INC.,


By: /s/
    ___________________________
    Name:
    Title:


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION, on behalf of
  and as Representative of the Purchasers


By:
    ___________________________
    Name:
    Title: